SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                September 15, 1999
                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (847) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938







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Item 5.  Other Events


Year 2000

1.       Overview

The Company has implemented a program to assess, remediate and mitigate the potential impact of "Year 2000" issues throughout the Company. "Year 2000" issues arise where date-sensitive software uses two digit year date fields, sorting the year 2000 ("00") before the year 1999 ("99"). As a result, these systems may not process dates beyond 1999, resulting in data corruption and processing errors and possible system failures.

The Company's program has been structured to address its internal computer systems and applications, facilities, equipment portfolio, and continuity and network services operations. This program includes assessment and mitigation of Year 2000 issues with respect to information technology and other equipment that uses software embedded on computer chips. In addition, the Company is attempting to monitor the Year 2000 compliance status of its vendors, suppliers and service providers. The Company believes that it is taking the necessary steps regarding Year 2000 compliance with respect to matters within its control to provide that Year 2000 issues will not materially impact the Company. However, there can be no assurance that Year 2000 issues will not adversely affect the Company.

2.       State of Readiness

The Company has organized its Year 2000 project into the following subprojects:

      internal information systems;
      customer service delivery capabilities;
      facilities; and
      business unit impact, including third party impact and equipment portfolio issues.

The Company has approached each subproject in as many as four phases, as applicable: (1) assessment; (2) remediation; (3) testing; and (4) contingency planning. "Assessment" summarizes the process of issue and risk identification. "Remediation" refers to the process of taking corrective action to best mitigate identified Year 2000 risks. "Testing" is the process of validating a specific Company remediation effort or confirming a third party capability or certification of Year 2000 compliance. "Contingency planning" is the process by which the Company identifies an alternate course of action and/or procedures in the event the Company cannot or fails to remediate or mitigate a known Year 2000 risk. The Company may not engage in contingency planning for individual subproject components where successful Year 2000 remediation has been substantially validated through the testing process or other methods.

      A.   Internal Information Systems

      The Company has organized its internal information systems subproject into four areas: (1) Company-developed applications software; (2) vendor applications software; (3) electronic data interchange trading partners; and (4) hardware. The Company has prioritized remediation and testing activities based upon the mission-critical nature of the underlying business function.

      The following summarizes the current status of this subproject:

         (1)  Company-developed software

      The Company has completed assessment, remediation and testing activities with respect to Company-developed mainframe and midrange software.


         (2)   Vendor Software

      The Company has completed all assessment, testing and/or certification activities for vendor software.

         (3)   Electronic Data Interchange

      Electronic data interchange ("EDI") involves the electronic communication and exchange of information by two companies in accordance with agreed upon protocols. A Year 2000 problem can arise where either trading partner does not utilize Year 2000-compliant protocols or standards. The Company completed development enabling the Year 2000-compliant 4010 EDI standard on December 31, 1998. The Company has sent out two mailings to all its EDI trading partners to survey trading partner EDI Year 2000 compliance plans and requesting that the trading partners schedule compatibility testing during 1999. The Company has conducted testing and migration of its trading partners to the 4010 standard. The Company has enabled its EDI systems to accept both the 4010 standard and the current non-compliant EDI standard to minimize potential disruptions in the exchange of information.

         (4)   Hardware

      The Company has completed its Year 2000 assessment of all internally used and centrally maintained hardware, including desktop computers. Replacement of non-compliant hardware will occur throughout 1999. As part of the business unit impact subproject, the Company has assessed hardware and other equipment that is not centrally maintained.

      B.  Customer Service Delivery Capabilities

      The Company commenced assessment of Year 2000 issues in conjunction with its business continuity services in April 1996 and network services during 1998. This subproject includes:

               assessing the Year 2000 readiness status and compliance plans for backup recovery equipment, infrastructure equipment, and software used in the Company's recovery centers;

               testing backup recovery and infrastructure equipment to validate Year 2000 readiness and document progress on a periodic basis.

      The business continuity component of the subproject has been organized by customer product line: (i) mainframe; (ii) midrange; (iii) customer network; (iv) internal network; (v) workarea; and (vi) trading floor. The Company is separately examining the Year 2000 readiness for the Company's thirty nine (39) business continuity service facilities including infrastructure, security systems, fire suppression, electrical and key utilities. The hardware supporting customer subscriptions has generally been found to be Year 2000 capable, if maintained at current firmware release levels. All critical systems supplied to customers can be made Year 2000 compliant according to manufacturer's specifications prior to the end of calendar year 1999.

      The Company believes that this subproject is substantially completed.

      C.   Facilities

      The Company has completed a preliminary assessment of its general and service delivery facilities. This subproject includes examination of the Company's leased and owned facilities Year 2000 readiness, including an assessment of infrastructure equipment, such as elevators, security and HVAC systems, and critical service provider readiness issues, including utility providers. The Company has worked with its landlords to identify and minimize potential Year 2000 facility disruptions. The Company plans to continue facilities contingency planning throught 1999.

      D.   Business Units

      The Company has substantially completed an assessment of Year 2000 issues within each of its internal business units. Each business unit has assessed the impact of Year 2000 issues upon that business unit's operational capabilities. Each group has responsibility to remediate or otherwise mitigate the impact of Year 2000 issues in the following areas:
      (1) software, hardware and equipment outside the scope of the information systems project, including impact upon portfolio value; (2) mission critical vendors; and (3) purchasing and other contractual processes and procedures. The Company believes that is has substantially completed remediation, mitigation and contingency planning activities with respect to its business units.

3.       Costs

Management currently estimates the total cost of its Year 2000 remediation efforts, including capital expenditures, will approximate $20,000,000 through FY2000. The Company commenced its Year 2000 program in 1994 and has expended approximately $16,000,000 to date as follows:

FY 1994- Less than $ 100,000
FY 1995- $2,030,000
FY 1996- $1,628,000
FY 1997- $2,790,000
FY 1998- $3,420,000
FY 1999- $6,150,000

The Company further estimates that it may incur approximately $3,500,000 in FY 2000. The Company may be required to adjust its estimates for FY 2000 if the Company incurs unanticipated personnel costs, must replace or accelerate replacement or upgrade of equipment, systems and applications software as a result of Year 2000 non-compliance, or as a result of other currently unidentified expenses or costs associated with Year 2000 risks.

The Company's Year 2000 expenditures and estimates include costs associated with the Company's outside consultants and contractors, internal personnel resources, and hardware, software and equipment replacement and upgrades attributable to the Company's Year 2000 efforts.

The Company's allocation of personnel resources to the Year 2000 project has not resulted in the deferral of any significant information technology projects. The Company believes that the Year 2000 costs incurred in connection with the internal information systems subproject will not exceed ten percent (10%) of the Company's information technology group budget during FY 2000.

4.       Risks

Management believes that the Company's information technology and embedded systems will be substantially Year 2000 compliant prior to January 1, 2000, meaning they will be able to accurately process date/time data (including but not limited to, calculating, composing, and sequencing) from, into and between the twentieth and twenty-first centuries, and the year 1999 and 2000, including leap year calculations. Nevertheless, the Company believes that it may face potential Year 2000-related risk in several areas, given the inherent uncertainty in any assessment or remediation relating to Year 2000 issues, including the following:

The Company may encounter Year 2000 risk as a result of the failure of equipment leased, sold and/or refurbished, or software licensed, by the Company to be Year 2000 compliant. The Company may face claims from customers and their end users arising in connection with bodily injury, property damage and business interruption as a result of a Year 2000 failure in equipment or software provided by the Company. Based on the Company's standard lease and license agreements, the Company believes that it would not be liable for such claims. However, there can be no assurance that such claims will not be brought against the Company.

Year 2000 issues may have an impact on the Company's estimates of fair market value at lease termination, commonly referred to as "residual" value, for equipment leased to customers for which the manufacturer does not make available a Year 2000 compliance upgrade path or in the event an available Year 2000 upgrade is cost prohibitive relative to the market value of the equipment. Although the Company still is evaluating potential Year 2000 residual risks, the Company does not believe that the amounts the Company will ultimately realize would differ materially from the estimated residual amounts recorded in the Company's financial statements as a result of Year 2000 issues.

The Company may experience intermittent business interruption to its internal operations and service delivery capability as a result of the Company's suppliers, vendors, service providers, business partners and/or customers failing to successfully address their own Year 2000 issues. While the Company exercises no control over such third parties, the Company's Year 2000 project plan includes a survey assessment of critical third parties response and remediation plans to identify Year 2000 issues within such companies and their potential impact upon the Company. The Company has no significant concentration of revenue with any single or group of customers. Revenue from the Company's largest customer in 1999 does not exceed 2% of Comdisco's total revenue. However, if a large number of the Company's major customers encounter operating problems due to Year 2000 issues that results in their inability to meet their obligations, including payment obligations, the Company may experience a material impact due to higher credit losses and lower income.

Some commentators believe that a significant amount of litigation will arise from Year 2000 issues. Notwithstanding the Company's belief that its information technology and critical non-information technology systems will be Year 2000 compliant in all material respects by January 1, 2000, there can be no assurance that third parties will not assert claims based on Year 2000 compliance standards other than those articulated by the Company. Further, given the uncertainty inherent in any assessment of the potential Year 2000 issues, third parties may assert claims against the Company based on Year 2000 issues not currently anticipated by the Company.

The Year 2000 issue also presents a number of other risks and uncertainties that could affect the Company, including utilities and telecommunications failures, the lack of personnel skilled in the resolution of Year 2000 issues, and the nature of government responses to the issues, among others. While the Company continues to believe that the Year 2000 matters discussed above will not have a material impact on its business, financial condition or results of operations, it remains uncertain whether or to what extent the Company may be affected.

5.       Contingency Planning

The Company believes that its information technology and critical non-information technology systems will be substantially Year 2000 compliant in all material respects by January 1, 2000. This assessment is based upon the current readiness of a substantial majority of the information technology systems and the Company's assessed degree of difficulty associated with completing the remainder of its Year 2000 program. The Company has developed and maintains contingency plans for its business units and will continue to update these contingency plans throughout 1999.

This document contains historical information, as well as forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's statements regarding the Company's expectations with respect to its Company's plans and objectives for assessment and remediation of Year 2000 issues; the anticipated costs associated with assessment, remediation and testing; the dates by which such efforts will be accomplished; the Company's contingency plans; and the Company's expectations with respect to its operations at Year 2000 are based on management's best current estimates, which were derived utilizing numerous assumptions about future events, including the continued availability of certain resources, representations received from third parties and other factors. However, there can be no guarantee that these estimates will be achieved, and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the ability to identify and remediate all relevant information technology and noninformation technology systems, results of Year 2000 testing, the nature and amount of programming required to fix affected systems, the costs of labor and consultants related to such efforts, adequate resolution of Year 2000 issues by businesses and other third parties who are service providers, suppliers, business partners or customers of the Company, unanticipated system costs, and the adequacy of and ability to develop and implement contingency plans and similar uncertainties.

The Year 2000 statements set forth above are designated "Year 2000 Readiness Disclosures" pursuant to the Year 2000 Information and Readiness Disclosure Act (P.L. 105-271).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    COMDISCO, INC.



Date: September 16, 1999                            by:  /s/ John J. Vosicky
                                                    -------------------
                                                    John J. Vosicky
                                                    Executive Vice President and
                                                    Chief Financial Officer